                                                                   Exhibit 10.39

                    [SECOND][THIRD] AMENDMENT TO MASTER LEASE

         THIS [SECOND][THIRD] AMENDMENT TO MASTER LEASE (this "Amendment") is made as of December ____, 2001 by and between DAPPER PROPERTIES [I][II][III], LLC, a Delaware limited liability company ("Lessor"), whose address is c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019, and DISCOUNT AUTO PARTS, INC., a Florida corporation ("Lessee"), whose address is c/o Advance Stores Company, Incorporated, 5673 Airport Road, Roanoke, Virginia 24012.

                             PRELIMINARY STATEMENTS

         Lessor and Lessee entered into that certain master lease dated as of February 27, 2001, as amended by that certain first amendment to master lease dated as of _________, 2001[ and by that certain second amendment to master lease dated as of November 28, 2001] (collectively, the "Master Lease"), whereby Lessor has leased to Lessee, and Lessee has rented and leased from Lessor, on and subject to the terms, provisions and conditions of the Master Lease, certain properties identified in the Master Lease, including, without limitation, the real property and improvements described by FFC No., Unit No. and address on the attached Exhibit 1 (the "Replaced Properties"). A duplicate original Memorandum
         ---------
of Master Lease with respect to the Replaced Properties was recorded in the applicable real property records for each Property. Initially capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Master Lease.

         Lessor, Lessee, GE Capital Franchise Finance Corporation, a Delaware corporation ("FFC"), Autopar Remainder [I][II][III], LLC, a Delaware limited liability company ("Remainderman")[, Washington Mutual Bank, FA ("WaMu")] and certain other parties have entered into that certain Substitution Agreement dated as of November 28, 2001, as amended by that certain First Amendment to Substitution Agreement dated as of even date herewith (collectively, the "Substitution Agreement"). Pursuant to the Substitution Agreement, Lessor and Lessee have agreed to amend the Master Lease as set forth in this Amendment, which amendment shall include, without limitation, the substitution of that certain real property and improvements described by FFC No., Unit No. and address on the attached Exhibit 2 (the "Substitute Properties") for the Replaced
                        ---------
Properties.

                                    AGREEMENT

         1.       Amendment.  From and after the date of this Amendment,

         (a) The Master Lease is amended to remove from the definition of "Properties" the Replaced Properties. The Replaced Properties shall no longer be included within the meaning of the term "Properties" as defined and used in the Master Lease and the other Sale-Leaseback Documents. Without limiting the generality of the preceding sentence, the Replaced Properties shall no longer be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Master Lease. Notwithstanding anything to the contrary set forth in any of the Sale-Leaseback Documents, the Master Lease and this Amendment, this Amendment shall not limit any liability or obligation of Lessee which has accrued prior to the date of this Amendment with respect to the Replaced Properties under any provision of the Master Lease and/or the other Sale-Leaseback Documents, including, without limitation, any indemnification and/or hold harmless provisions.

         (b) The Master Lease is amended to include within the definition of "Properties" the Substitute Properties, all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate). The Substitute Properties shall be included within the meaning of the term "Properties" as defined and used in the Master Lease and the other Sale-Leaseback Documents. Without limiting the generality of the preceding sentence, the Substitute Properties shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Master Lease.

         (c) The Dapper [I][II][III] Substitute Acknowledgements (as defined in the Substitution Agreement) shall be included within the meaning of the term "Acknowledgement" as defined and used in the Master Lease and the other Sale-Leaseback Documents, and each duplicate original Acknowledgement relating to a Replaced Property shall no longer be included within the meaning of the term "Acknowledgement" as defined and used in the Master Lease and the other Sale-Leaseback Documents.

         (d) The Dapper [I][II][III] Substitute Memorandum (as defined in the Substitution Agreement) shall be included within the meaning of the term "Memorandum" as defined and used in the Master Lease and the other Sale-Leaseback Documents, and each duplicate original Memorandum relating to a Replaced Property shall no longer be included within the meaning of the term "Memorandum" as defined and used in the Master Lease and the other Sale-Leaseback Documents.

         (e) The Dapper [I][II][III] Substitute Mortgages (as defined in the Substitution Agreement) shall be included within the meaning of the term "Mortgages" as defined and used in the Master Lease and the other Sale-Leaseback Documents, and each Mortgage relating to a Replaced Property shall no longer be included within the meaning of the term "Mortgages" as defined and used in the Master Lease and the other Sale-Leaseback Documents.

         (f) The Transaction Documents (as defined in the Substitution Agreement) shall be included within the meaning of the term "Sale-Leaseback Documents" as defined and used in the Master Lease.

         (g)      Exhibit A of the Master Lease is amended to (i) remove from
                  ---------
                  such Exhibit A the properties identified on the attached
                       ---------
                  Exhibit 1, and (ii) include within such Exhibit A the
                  ---------
                  properties identified on the attached Exhibit 2.
                                                        ---------

         (h)      Exhibit A-1 of the Master Lease is amended to (i) remove from
                  -----------
                  such Exhibit A-1 the legal descriptions attached hereto as
                       -----------
                  Exhibit 1-A, and (ii) include within such Exhibit A-1 the
                  -----------
                  legal descriptions attached here to as Exhibit 2-A.
                                                         -----------

         (i) The representations and warranties set forth in Section 7 of the Master Lease are deemed to have been made as of the date of this Amendment.

         (j) The following sentence is added to the end of Section 57.B(ii) of the Master Lease:

                           In addition to the foregoing, Lessee shall pay any
                  and all ongoing, fees, taxes, charges, costs and expenses, on an after tax basis, with respect to the Substitute Properties, including, without limitation, state and local transfer taxes associated with the sale of the Substitute Properties by Lessor and/or Remainderman, costs and expenses associated with qualifying Lessor and/or Remainderman in states where Lessor and/or Remainderman would not have otherwise had to qualify but for the substitution and keeping such entities qualified and in good standing in such states, any and all of such entities' franchise taxes, income, excise, sales and/or use taxes, if any, business and/or business privilege taxes, if any, and any taxes, fees or charges of a similar nature; provided, however, with respect to the payment by Lessee of the entities' franchise taxes, income, business and/or business privilege taxes and other taxes of a similar nature, the amount Lessee is required to pay in respect of such taxes shall be reduced by the amount of taxes in the aggregate the entities would otherwise have been obligated to pay under the terms and conditions of this Lease with respect to the property being replaced had such substitution not occurred.

         2. Fees and Expenses. Lessor shall be solely responsible for the payment of all fees and expenses incurred by Lender and Lessor as a result of the execution, delivery and performance by Lessor and Lessee of this Amendment, including, without limitation, Lessor's and Lender's reasonable attorneys' fees and expenses, all stamp taxes, title search costs, site inspection costs, construction consulting fees, title insurance premiums and escrow, filing and recording fees.

         3. Representations and Warranties. Each of Lessor and Lessee represents and warrants to the other that: (i) such entity has been duly formed, is validly existing and has taken all necessary action to authorize the execution, delivery and performance by such entity of this Amendment; (ii) the person who has executed this Amendment on behalf of such entity is duly authorized so to do; (iii) upon execution by such entity, this Amendment shall constitute the legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity; and (iv) the execution, delivery and performance of this Amendment will not result in any breach or default under any document, instrument or agreement to which such entity is a party or by which such entity is subject or bound.

         4. Ratification. Except as otherwise set forth in this Amendment, the Master Lease and the other Sale-Leaseback Documents are unmodified and in full force and effect. Lessee's recourse under this Amendment and the Lease shall be, and remain, limited in the same manner as provided in Section 36 of the Lease and such Section is incorporated herein by reference as if more fully set forth herein.

         5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

         6. Joinders. [Wamu][FFC] and Remainderman hereby join in the execution of this Amendment to acknowledge and consent to this Amendment.

         Lessor and Lessee have executed this Amendment as of the date first set forth above.

Signed and Acknowledged           LESSOR
In the Presence of:
                                  DAPPER PROPERTIES [I][II][III], LLC, a
                                  Delaware limited liability company

                                  By Dapper Equity [I][II][III], LLC, a
                                  Delaware limited liability company,
                                  its member manager



                                  By
                                      ------------------------------------------
                                  Printed Name
                                              ----------------------------------
                                  Its
                                     -------------------------------------------


-------------------------------------
Printed Name:
             ------------------------


-------------------------------------
Printed Name:
             ------------------------



                                  LESSEE:

                                  DISCOUNT AUTO PARTS, INC., a Florida
                                  corporation



                                  By
                                      ------------------------------------------
                                  Printed Name
                                              ----------------------------------
                                  Its
                                     -------------------------------------------


-------------------------------------
Printed Name:
             ------------------------


-------------------------------------
Printed Name:
             ------------------------


Lessee's Tax Identification Number

-----------------

                                  AGREED TO BY:

                                  [WASHINGTON MUTUAL BANK, FA

                                  By: GE Capital Franchise Finance Corporation,
                                      a Delaware corporation, successor by
                                      merger to Franchise Finance Corporation of
                                      America, as Servicer pursuant to that
                                      certain Amended and Restated Servicing
                                      Agreement dated as of February 28, 2000
                                      between Franchise Finance Corporation of
                                      America and Washington Mutual Bank, FA


                                  By
                                      ------------------------------------------
                                  Printed Name
                                              ----------------------------------
                                  Its
                                     ------------------------------------------]


                                  [GE CAPITAL FRANCHISE FINANCE CORPORATION, a
                                  Delaware corporation, successor by merger to FFCA Acquisition Corporation, a Delaware corporation



                                  By
                                      ------------------------------------------
                                  Name
                                       -----------------------------------------
                                  Title
                                     ------------------------------------------]



                                  AUTOPAR REMAINDER [I][II][III], LLC, a
                                  Delaware limited liability company

                                  By:  Autopar Remeq [I][II][III], LLC, a
                                       Delaware limited liability company,
                                       its member manager


                                  By
                                      ------------------------------------------
                                  Printed Name
                                              ----------------------------------
                                  Its
                                     -------------------------------------------

STATE OF                       )
                               ) SS.
COUNTY OF                      )

     The foregoing instrument was acknowledged before me on December  , 2001 by
               ,                of Dapper Equity [I][II][III], LLC, a Delaware
limited liability company, member manager of Dapper Properties [I][II][III], LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                      __________________________________________
                                      Notary Public

My Commission Expires:


________________________________






STATE OF                       )
                               ) SS.
COUNTY OF                      )

     The foregoing instrument was acknowledged before me on December , 2001 by
               ,                    of Discount Auto Parts, Inc., a Florida
corporation, on behalf of the corporation.

                                     __________________________________________
                                      Notary Public

My Commission Expires:


________________________________

STATE OF ARIZONA               )
                               ) SS.
COUNTY OF MARICOPA             )


         The foregoing instrument was acknowledged before me on December , 2001 by __________________, _________________ of GE Capital Franchise Finance
Corporation, a Delaware corporation, successor by merger to [FFCA Acquisition Corporation, a Delaware corporation] [Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, on behalf of Washington Mutual Bank, FA,] on behalf of the corporation.


                                       _________________________________________
                                       Notary Public

My Commission Expires:


_____________________________






STATE OF _____________________ )
                               ) SS.
COUNTY OF ____________________ )

         The foregoing instrument was acknowledged before me on December _____, 2001 by _____________, _____________ of Autopar Remeq [I][II][III], LLC, a
Delaware limited liability company, member manager of Autopar Remainder [I][II][III], LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                       _________________________________________
                                       Notary Public

My Commission Expires:


______________________________

                                    EXHIBIT 1

                               REPLACED PROPERTIES

                                   EXHIBIT 1-A

                    LEGAL DESCRIPTIONS OF REPLACED PROPERTIES

                                    EXHIBIT 2

                              SUBSTITUTE PROPERTIES

                                   EXHIBIT 2-A

                   LEGAL DESCRIPTIONS OF SUBSTITUTE PROPERTIES